Exhibit 99.1

Investor Luncheon
January 12, 2018

Forward Looking Statements
This presentation contains forward-looking statements based largely on current expectations of BBX Capital (“the Company”) or its subsidiaries, including Bluegreen Vacations, that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward looking statements can be identified by the use of words or phrases such as “plans,” “believes,” “will,” “expects,” “anticipates,” “intends,” “estimates,” “our view,” “we see,” “would” and words and phrases of similar meaning. The forward-looking statements in this presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. When considering forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements made in this presentation. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This presentation also contains information regarding the past performance of the Company, its subsidiaries and their respective investments and operations, and you should note that prior or current performance is not a guarantee or indication of future performance, and not all past activities or investments are described, some of which were not successful or resulted in losses. Some factors which may affect the accuracy of the forward-looking statements apply generally to the industries in which the Company operates, including the development, operation, management and investment in residential and commercial real estate, the resort development and vacation ownership industries in which Bluegreen operates, the home improvement industry in which Renin operates, the confectionary industry in which BBX Sweet Holdings and IT’SUGAR operate, and the pizza franchise industry in which the Company has recently commenced activities. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value, book value, and/or intrinsic value; the performance of entities in which BBX Capital has made investments may not be profitable or perform as anticipated; BBX Capital is dependent upon dividends from its subsidiaries, principally Bluegreen, to fund its operations; BBX Capital’s subsidiaries may not be in a position to pay dividends, dividend payments may be subject to certain restrictions, including restrictions contained in debt instruments, and may be subject to declaration by such subsidiary’s board of directors or managers; the risks relating to acquisitions, including acquisitions in diverse industries, integration risks, risks regarding achieving profitability, foreign currency transaction risk, and goodwill and other intangible impairment risks; risks relating to the monetization of BBX Capital’s legacy assets; and risks related to litigation and other legal proceedings involving BBX Capital and its subsidiaries. The Company’s investment in Bluegreen exposes the Company to risks of Bluegreen’s business and its ability to pay dividends to BBX Capital, and risks inherent in the vacation ownership industry, including the risk that Bluegreen’s marketing expenses will increase; the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise, the risk that Bluegreen may not be successful in competing against larger hospitality branded affiliated companies, the risk its marketing alliances with Bass Pro Shops and Choice Hotels may not be as successful or grow as anticipated and the risk that Bluegreen’s strategy to grow profitability and increase long-term value may not be realized as anticipated, if at all. In addition, with respect to BBX Capital’s Real Estate and Middle Market Division, the risks and uncertainties include risks relating to the real estate market and real estate development, the risk that joint venture partners may not fulfill their obligations and the projects may not be developed as anticipated or be profitable, and contractual commitments may not be completed on the terms provided or at all; risks related to increases in the availability and cost of chocolate and other confections; risks relating to the acquisition of IT’SUGAR, including the risk that the revenue anticipated to be generated by its operations will not be achieved, that net income may not be generated when anticipated or at all, and that the transaction may not be advantageous and the Company may not realize the anticipated benefits of the acquisition; and risks related to our pizza franchise operations, including that stores may not be opened when or in the number anticipated, stores opened may not operate profitably, and the Company’s pizza franchise activities may not be successful. Additional risks and uncertainties are described in BBX Capital’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017and Annual Report on Form 10-K for the year ended December 31, 2016, and are available to view on the SEC’s website, www.sec.gov; on BBX Capital’s website, www.BBXCapital.com; and Bluegreen information is available on Bluegreen Vacations’ website, www.bluegreenvacations.com. BBX Capital cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise.

Alan B. Levan
BBX Capital
Chairman and Chief Executive Officer
Bluegreen Vacations
Chairman

Management in Attendance
Alan B. Levan Chairman & Chief Executive Officer Jack Abdo Vice Chairman
Jarett Levan President
Seth Wise Executive Vice President | President, BBX Capital Real Estate
Ray Lopez Executive Vice President, Chief Financial Officer & Chief Accounting Officer
Alan B. Levan Chairman
Shawn Pearson President & Chief Executive Officer
Tony Puleo Executive Vice President, Chief Financial Officer & Treasurer
Dave Pontius Executive Vice President, Chief Operating Officer

A Diversified Holding Company
Offering an attractive investment opportunity
90% owner of Bluegreen Vacations, a profitable and growing “drive-to” vacation ownership company, with a compelling valuation opportunity
Track record of identifying “inflection point” growth opportunities, becoming value-add partners, with a strong financial footing
Current portfolio of valuable assets in key targeted verticals
Led by an entrepreneurial team focused on creating value over the long term

Three Strategic Verticals

BBX Capital

1

bluegreen vacations

2

BBX Capital MIDDLE MARKET

3

BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

5

Three Strategic Verticals

BBX Capital

1

bluegreenvacations

2

BBX Capital MIDDLE MARKET

3

BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

6

Please welcome,
Shawn Pearson, President and Chief Executive Officer

Bluegreen Vacations Overview
Solara Surfside | Miami Beach, Florida
(1) As of 9/30/17.
(2) LTM as of 9/30/17.
(3) See appendix for a reconciliation of Adjusted EBITDA to Net Income of $85 million.
1994
Entered Vacation Ownership Industry
67 Resorts (1)
43 Club Resorts
24 Club Associate Resorts
211,000+ (1)
Vacation Club Owners
250,000+ (2)
Tours Annually
67%+ (2)
Capital-Light Revenue
50%+ (2)
Sales to New Customers
$667 million (2)
Revenue
$149 million (2) (3)
Adjusted EBITDA

The Vacation Ownership Industry
Consistent Industry Growth
Vacations are a Priority for Consumers
Vacation Ownership Industry Sales
($ in billions)
$9.2 $8.6 $6.9 $7.6 $7.9 $6.3 $6.4 $6.5
2009-2016 CAGR 6%
2009 2010 2011 2012 2013 2014 2015 2016
US Leisure Spend
($ in billions)
$581 $596 $613 $518 $533 $551 $465 $494
2009-2016 CAGR 4%
2009 2010 2011 2012 2013 2014 2015 2016
Sources: 2017 EY State of the Vacation Timeshare Industry and Euromonitor.

Vacation Ownership Public Peer Group
($ in millions)
VOI Sales (1)
$2,106
$1,249
$794
$609
$528
(1) System-wide (Contract sales) LTM 9/30/17.

Competitive Advantages
Differentiated Target Demographic
Significant Fee-Based VOI Sales
Multiple Marketing Channels for New Owners
Strong Net Owner Growth
Balanced Approach to Growth
Industry Innovator

Leading Operator of “Drive-To” Vacation Ownership Resorts
85% of owners live within a 4-hour drive to a Bluegreen resort
Geographically diverse owner base
Opportunities for growth in the Western US
As of 9/30/17.

Large and Differentiated Owner Base
Bluegreen Vacation Club Owners
(in thousands)
Avg. Customer Household Income (1)
($ in thousands)
Net Owner Growth (2013 – 2016) (3)
Owner Age at Purchase (2)
(1) ILG, HGV and VAC data from 2017, 2016 and 2015 investor presentations, respectively.
(2) Represents owner age at time of purchase for all sales to new owners 1/1/14-12/31/16.
(3) Source: Company Filings.

Capital-Light Business Model
First-time customer
Purchase real-estate-backed points annually in perpetuity
Title fees
Loans to qualified customers
Interest income
Mortgage servicing fees
Resort management services
Club management
Other owner programs
Purchase of additional real-estate-backed points
Incremental financing, title, management and maintenance fees
(1) Excludes Other Income, net.
(2) Includes just-in-time and secondary market inventory arrangements.
LTM 9/30/17 Revenue (1)
($ in millions)
67%+
Capital-Light

Recurring Revenue Streams
Resort Operations and Club Management Revenue
($ in millions)
Financing Revenue
($ in millions)
Other Recurring Revenue
($ in millions)
Mortgage Servicing
Operations

Capital-Light and Flexible Business Model
Sales for the Year ended December 31, 2016
Predominantly Capital-Light
Well-Balanced Sales
Cash and Interest Income
Capital-Light VOI Sales
Developed VOI Sales
New Customer Sales
Existing Owner Sales
Financed Sales
Cash Sales(1)
(1) Cash sales represent the portion of system-wide sales of VOIs, net that is received from customers in cash within 30 days of purchase.

Bluegreen Vacation Club (3)
Basic Ownership
$139 annual Club dues (1) (100% of owners)
67 Quality Resorts
RCI
4,300+ resorts in 100+ countries
Significant Vacation Flexibility
Including destination, length of stay and borrow-and-save options (2)
The Bluegreen Vacation Club provides access to a variety of destinations and resort types
Optional Traveler Plus Program
$59.00 incremental annual fee
(69% of owners participate)
Choice Hotels
Over 6,400 hotels in 40+ countries
Cruise Packages
Norwegian, Carnival, Crystal, Royal Caribbean, Holland America
43 Internal Direct Exchange Resorts
Select Connection, Prizzma
Additional Vacation Options
Interval, Coast to Coast
Discounts at various hotels, restaurants, retail and leisure establishments and rental car agencies
(1) Also requires annual payment of maintenance fees and club dues to the Vacation Club.
(2) Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees.
(3) As of 9/30/17.

Vacation Package Marketing Process (1)
Package Sales
Vacation Packages >260,000
Activation Campaign Management
>7 million Emails
Reservation, Activation & Confirmation
>900,000 Inbound Calls and more than 475,000 Outbound calls
Preview Centers
>144,000 Previews
VOI Sales
Over $300 million
(1) Year ended December 31, 2016.

Sales and Marketing Driven Business
260,000+
Vacation Packages Sold (1)
250,000+
Tours
(New Customer & Existing Owners) (1)
$609 Million
System-Wide VOI Sales (1)
211,000+
Vacation Club Owners (2)
Marketing Mix by % of Sales(3)
New Customer Sales
Existing Owner Sales
(1) LTM 9/30/17.
(2) As of 9/30/17.
(3) YTD 9/30/17.

Long-standing, Strategic Relationship with Bass Pro
Bass Pro Marketing Partnership
• Leading experiential retailer
• Unilateral exclusive marketing rights
• On-site kiosks in 68 Bass Pro stores
• Access to customer database, catalog and website
• 17-year relationship
• Contract through 2025
Big Cedar JV
(51% Bluegreen Ownership)
• 3 premier wilderness-themed resorts
• On-site sales centers
• Perpetual agreement
Number of Vacation Ownership Units (4)
(1) 2016 MLB regular season attendance.
(2) North American Disney Parks. 2016 estimate. (3) Bass Pro Shops Data.
(4) At resorts developed by Bluegreen/Big Cedar Vacations LLC.

Current Reach of Vacation Package Sales Locations at Bass Pro Stores and Outlet Malls
(1) As of 9/30/17.
Percent of Bluegreen Owners by State

Bass Pro Cabela Acquisition Provides Further
Opportunity
(1) As of 9/30/17.
(2) Assumes that Cabela locations are operated as a part of Bass Pro.
Percent of Bluegreen Owners by State

Expanded Relationship with Choice Hotels
#1 Hotel Program
#2 Hotel Program
Bluegreen Vacations is the official vacation ownership provider of Choice Hotels
Exclusive relationship since 2013, renewed for 15+ years in 2017
World’s second largest hotel company (1)
Industry’s fastest growing loyalty program with 33 million members (2)
Only hotel company on 2017 Forbes list of 100 top innovative companies
“Soft-branded” Bluegreen resorts into Choice’s Ascend Hotel Collection
Close demographic match with Bluegreen
Choice Privileges Membership (2)
(Members in millions) 33
30 30 25 25 22 19 20 17 14 15 12 10 10 5 0
2009 2010 2011 2012 2013 2014 2015 2016 2017 YTD
(1) In terms of units.
(2) Source: Choice Hotels company filings.

Expanded Choice Hotels Marketing Alliance
Provides Significant Growth Opportunity
Historically Had Access to Only One Channel Substantial Growth Potential
Calls
Quality Leads
Calls
Guests
Site Visits
Quality Leads
Loyalty Members
Digital Impressions
Emails

Bluegreen Consolidated Financial PerformanceSystem-Wide VOI Sales, Net (1)
($ in millions)
$553
$605
$609
$459
$463
2015
2016
LTM 9/30/17
9 mos. ended 9/30/16
9 mos. ended 9/30/17
Revenue
$618
$663
$667
$496
$501
2015
2016
LTM 9/30/17
9 mos. ended 9/30/16
9 mos. ended 9/30/17
Adjusted EBITDA(2)
$132
$138
$149
$102
$113
2015
2016
LTM 9/30/17
9 mos. ended 9/30/16
9 mos. ended 9/30/17
(1) Excludes impact of estimated uncollectible VOI notes receivable. Includes sales made on behalf of fee-based service clients.
(2) Adjusted EBITDA is a non-GAAP financial measure that is Adjusted to exclude certain non-recurring items; excludes minority (49%) contribution from Big Cedar joint venture. See appendix for a reconciliation of net income, the most comparable GAAP financial measure, to Adjusted EBITDA.

Potential Growth Drivers
Product and Geographic Expansion
Process Improvements
Northeastern and Western Expansion
Enhanced Digital Presence
Focus on Efficiency
Strategic M&A and Fee-Based Development
Expanded Enhanced Marketing Digital Relationships Presence
New Customer Growth

Alan B. Levan, Chairman and Chief Executive Officer

BBX Capital Corporation & Affiliates
A family of companies dating back more than forty years, led by a management team with a long history of entrepreneurship.
Activities from 1972 to present day have included:
Real Estate Acquisition and Management - $1 Billion+
Banking - 100 Branches, $6.5 Billion in Assets
Commercial Real Estate Lending - $3 Billion+
Investment Banking & Brokerage - 1,000 Investment Professionals
Homebuilding - Thousands of Homes
Planned Community Development - 9,000 Acres
Asian Themed Restaurants - 65 Locations
Vacation Ownership Resort Network, including 67 resorts, and over 211,000+ vacation club owners

Past Activities
Seeking to invest in companies at the right time and optimize BBX’s value add

BBX’s Corporate Strategy
Goal Build long-term shareholder value as opposed to focusing on quarterly or annual earnings
Objective Achieve long-term growth as measured by increases in book value and intrinsic value over time
• As many of BBX Capital’s assets do not generate income on a regular or predictable basis
One way of analyzing the value of BBX Capital is
“Sum-of-Parts” analysis

Solid Financial Foundation and Balance Sheet
2016
LTM 9/30/17
($ in thousands)
Total Revenues
$ 763,995
796,936
Income before Taxes
$ 78,036
98,465
Adjusted EBITDA (1) (2)
$ 103,034
118,366
Over $100M in cash liquidity on our Balance Sheet
(1) Adjusted EBITDA is a non-GAAP financial measure. See company disclosures for a reconciliation of BBX Capital’s income before taxes to Adjusted EBITDA. (2) BBX Capital’s assets do not generate Adjusted EBITDA or income on a regular or predictable basis. Our objective is long-term growth as measured by increases in book value and intrinsic value over time.

Delivering Value to Shareholders
6-Year Cumulative Total Return
Historical results may not be indicative of future results.
(1) On December 15, 2016, the Company, formerly BFC Financial Corporation, consummated its acquisition of former BBX Capital of Florida, LLC (formerly BBX Capital Corporation). Prior to such acquisition, the Company held an approximate 82% equity interest and 90% voting interest. During February 2017, BFC Financial changed its name to BBX Capital Corporation.
(2) The Company’s Class A Common Stock commenced trading on the NYSE on July 13, 2017. The Company’s Class A Common Stock previously traded on the OTCQX.
(3) Note: Sale of BankAtlantic was closed on July 31, 2012.

Increased Trading Volume in 2017
Average Daily Trading Volume
(in thousands)
Since up-listing to the NYSE on July 13, 2017, liquidity in BBX has increased dramatically
• Average daily volume of shares traded is 296k since the NYSE-listing vs. 228k for the period from 1/1/17 – 7/12/17.
• Liquidity has increased since the Bluegreen IPO, with an average daily trading volume of 430k and 424k in November and December, respectively.

Three Strategic Verticals

BBX Capital

1 — bluegreen vacations

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

2 — BBX Capital MIDDLE MARKET

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

3 — BBX Capital REAL ESTATE

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

34

BBX Capital Middle Market Operations
Headquartered in Deerfield Beach, Florida, IT’SUGAR, LLC (“IT’SUGAR”) is the largest specialty candy retailer in the United States with 95 locations in 26 states and Washington, DC.
BBX Sweet Holdings acquired IT’SUGAR in June 2017 for a purchase price of approximately $58.4 million, net of cash acquired.
During the twelve months ended September 30, 2017, IT’SUGAR generated $79 million of trade sales.

IT’SUGAR Current Footprint

Consolidation in a Fragmented Industry
Specialty Candy Brands
Based in Greenacres, FL
• Founded in 1975
• Specialty candy retailers operating in South Florida
With award-winning products:
Coconut Cashew Crunch
1st ever sofiTM product of the year
Most Innovative New Product Award in the Gourmet/Premium Category
NCA’s Sweets & Snacks Expo

Designer, distributor, and manufacturer of:
International Distribution
Canada, United States, and Europe
Lean Management
Focused on Improving Sales and Margin
Specialty Doors
Systems
Hardware
Home Décor Products
Balanced Sales Mix
50% of Sales from Big Box Retail
Barn Door Systems
Driving Growth YoY
Millwork Vendor of the Year
2016

2014
2015
2016
LTM 9/30/17
($ in thousands)
Total Revenues
$57,839
$56,461
$65,225
$71,212
Income before Taxes
($2,044)
($2,058)
$857
$1,460
Adjusted EBITDA (1)
($176)
($68)
$1,852
$3,898
Book Value as of 9/30/17
$11,922
(1) See appendix for a reconciliation of Renin’s income before taxes to Adjusted EBITDA.

Mod Pizza: Pipeline for Future Growth
In 2016, Mod Pizza was named America’s fastest growing chain restaurant by Technomic
FAST CASUAL PIZZA
Franchisor is headquartered in Seattle, WA
• Currently over 295 locations in 26 states
BBX is the exclusive franchisee in Florida
Goal of developing 50+ locations over the next 6 years Target markets include:
• Ft. Lauderdale
• Jacksonville
• Miami
• Orlando
• Tampa
• West Palm Peach
Poised to deliver growth in markets that capitalize on BBX’s expertise

Three Strategic Verticals

BBX Capital

1	2	3
bluegreenvacations	BBX Capital MIDDLE MARKET	BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital
41

Single and Multifamily Homes
Bonterra – CC Homes
Hialeah, Florida
• Approximately 50 acres
• 394 single-family homes
• With CC Homes, a Codina-Carr Company
Altis at Bonterra
Hialeah, Florida
• Approximately 14 acres under construction
• 314 rental apartment units
• With Altman Development

PGA Station Project
PGA Station
Palm Beach Gardens, Florida
• Adjacent to PGA Design Center
• BBX is marketing the land parcel and is seeking joint venture partners or third parties for the development phases
• Obtained approvals for 122 room limited-service suite hotel, 9,100 sf of medical offices, and approximately 188,000 sf of office buildings on vacant tracts of land
• 122 room hotel pad sold to third party
• 9,100 sf medical pad sold to third party

Gardens on Millenia Project

Joint Venture:

- Located near the Mall at Millenia in Orlando, FL
  - ~300,000 sf retail shopping center
    - Big-box
    - In-line tenants
  - Two outparcel retail pads developed

Sold ~15 acre land parcel to Costco

- Costco built a ~152,000 sf store and gas station

Invested in JV with Stiles Corp.

- ~141,100 sf retail center adjacent to Costco
- Construction is completed
  - Hobby Lobby and Academy Sports anchor the center

JV with ContraVest

- Develop the Addison on Millenia
- 292 apartment homes on approximately 12 acres
- Construction is substantially complete

Original Plans



EXECUTION

Gardens on Millenia
May 2017


Academy
COSTCO

BBX Capital
44

Beacon Lake
Project Overview
The total project area is ~632 acres.
Total Residential Units – 1,476 Units o 1,280+ Single family homes o 196 Townhome units
Phase 1 consists of 302 single family residential lots
Beacon Lake As of 12/19/17
Rendering of future plans

Portfolio of Projects [(1)]

Asset Name	City	State	Project Size	Segment	Status
Bayview Site	Fort Lauderdale	FL	3 Acres	Mixed Use	Pre-Development
PGA Pods A&C	Palm Beach Gardens	FL	18 Acres	Mixed Use	In Development
PGA Pods B	Palm Beach Gardens	FL	145,000 SF	Mixed Use	Existing
Addison on Millenia	Orlando	FL	292 Apartments	Multifamily	Completed
Altis at Bonterra	Hialeah	FL	314 Apartments	Multifamily	Completed
Altis at Kendall Square	Kendall	FL	321 Apartments	Multifamily	Completed
Altis at Lakeline	Lakeline	TX	354 Apartments	Multifamily	In Development
Altis at Shingle	Orlando	FL	356 Apartments	Multifamily	In Development
Altis at Grand Central	Tampa	FL	314 Apartments	Multifamily	In Development
Altis at Promenade	Tampa	FL	338 Apartments	Multifamily	In Development
Gardens on Millenia - JV	Orlando	FL	142,000 SF	Retail	Completed
Village at Victoria Park	Fort Lauderdale	FL	30 Homes	Single Family	In Development
CC Homes Bonterra	Hialeah	FL	394 Homes	Single Family	Completed
Centra Falls	Pembroke Pines	FL	89 Townhomes	Single Family	In Development
Centra Falls West	Pembroke Pines	FL	61 Townhomes	Single Family	In Development
Beacon Lake	Jacksonville	FL	1,476 Lots	Single Family	In Development
Chapel Grove Townhomes	Pembroke Pines	FL	125 Townhomes	Single Family	In Development
CC Homes Miramar	Miramar	FL	193 Homes	Single Family	Pre-Development
RoboVault	Fort Lauderdale	FL	90,000 SF	Storage	Existing
Villa San Michele	Tallahassee	FL	272 Beds (82 Units)	Student Housing	Existing

BBX Capital

(1) As of 9/30/17 investments and joint ventures with others.
(2) Source: See BBX Capital's Form 10-K for the year ended 12/31/16 and Form 10-Q for the quarter ended 9/30/17 for additional information.

46

BBX Capital: Possible Valuation Methodology
Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BXG based on its ownership stake of 90%
(1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies.
(2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.
(3) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $268.5 million (4) The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base.

BBX Capital: Possible Valuation Methodology
Bluegreen (NYSE: BXG) Market Capitalization/Equity Value $1.37 billion as of 12/31/17
BBX Capital’s 90% Ownership of Bluegreen Vacations $1.23 billion Corporation
BBX Market Capitalization as of 12/31/17 $815 million
BBX Diluted Weighted Average Shares Outstanding for the 106 million (3) quarter ended 9/30/17
BBX Stock Price on 12/31/17 $7.97
(1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies.
(2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.
(3) Includes unvested shares

(1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies.
(2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.
(3) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $268.5 million

BBX Capital: Valuable Assets Offer Potential Additional Upside
Market Value –
12/31/17
Market Cap/Equity Value
$1.228B
Based on BBX’s 90% ownership stake
Book Value –
Excluding Bluegreen
9/30/17(1)
~$225M
Sum-of-Parts
Potential Sum-of-Parts Valuation
~$1.453B
BBX diluted weighted average shares outstanding for the quarter ended 9/30/17 106 Million
(1) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $268.5 million
(2) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies.
(3) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future.
The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.

BBX Capital: Possible Valuation Methodology
• Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BXG based on its ownership stake of 90%
+
• Plus – BBX Capital’s book value, excluding Bluegreen Vacations (3)
+
• Plus – the market value of BBX Capital’s net assets in excess of book value
+
• Plus – Bluegreen’s opportunity to narrow the delta between its trading multiple and the trading multiples of Hilton Grand Vacations and Marriott Vacations (4)
(1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies.
(2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control.
(3) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $268.5 million (4) The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base.

A Diversified Holding Company
Offering an attractive investment opportunity
90% owner of Bluegreen Vacations, a profitable and growing “drive-to” vacation ownership company, with a compelling valuation opportunity
Track record of identifying “inflection point” growth opportunities, becoming value-add partners, with a strong financial footing
Current portfolio of valuable assets in key targeted verticals
Led by an entrepreneurial team focused on creating value over the long term

BBX Capital

Appendix
The Club at Big Bear Village
Big Bear Lake, California

BBX Capital Corporation
Date
Book Value ($)
Book Value ($Per Share)
Book Value Per Share Increase Over Prior Year/Qtr%
Stock Price
Stock Price Increase Over Prior Year%
S&P 500 Index Increase Over Prior Year/Qtr%
12/31/2011
$119,741
$1.55
-18%
$0.35
-5%
0%
12/31/2012
$298,967
$3.87
150%
$1.26
260%
13%
12/31/2013
$239,421
$3.05
-21%
$2.89
129%
30%
12/31/2014
$252,906
$3.03
-1%
$3.20
11%
11%
12/31/2015
$376,826
$4.46
47%
$3.39
6%
-1%
12/31/2016
$454,604
$4.64
4%
$4.88
44%
10%
9/30/2017
$493,719
$5.08
9%
-
-
-
12/31/2017
-
-
-
$7.97
63%
19%
Returns %
(1) Compound annual gain %
23%
68%
13%
(2) Overall gain %
228%
2,117%
113%
Note: Sale of BankAtlantic was closed on July 31, 2012.
BBX Capital

Bluegreen Vacations
Multiple Sources for Revenue Growth

($ in millions)

Sales of VOIs and Financing (2)

Segment	Drivers	Key point
System-Wide VOI Sales, net (1)	# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size	Multiple levers to achieve target results
Fee-Based Sales Commission Revenue (System-Wide Sales / VOI Sales Revenue)	Fee-based VOI Sales ✖ % Commission	Asset-light source of revenue
Non-Fee-Based VOI Sales Revenue (System-Wide Sales / VOI Sales Revenue)	Non-Fee-Based VOI Sales ‒ Allowance For Loan Loss	Programmatic conversion to revenue
Interest Income	Consumer Finance Receivables ✖ Average Coupon	Average FICO of 712(3)
Resort Operations and Club Management	Number of Resorts & Club Members	Recurring and growing income stream



System-Wide VOI Sales (1)
$553
$605
$609
2015
2016
LTM 9/30/2017
Commissions Revenue
$174
$202
$227
2015
2016
LTM 9/30/2017
Non-Fee-Based VOI Sales Revenue
$259
$266
$242
2015
2016
LTM 9/30/2017
Interest Income on VOI Notes Receivable Portfolio
$78
$81
$80
2015
2016
LTM 9/30/2017
Segment Revenue
$83
$90
$94
2015
2016
LTM 9/30/2017

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimate for uncollectible VOI notes receivable.
(2) Excluding mortgage servicing revenue of $2.7 million, $3.8 million and $4.9 million in 2015, 2016 and LTM 9/30/17, respectively.
(3) Weighted-average FICO score in 2016 after a 30-day, "same as cash" period after the point of sale.

BBX Capital | bluegreenvacations
55

Bluegreen Vacations VOI Sales Finance Business
2016 Net Interest Spread ($ in millions)
Interest Income on VOI Notes Receivable Portfolio
Interest Expense on Receivable-Backed Debt
Net mortgage servicing expenses
Financing Revenue
Seller-financing for up to 90% of purchase price
Facilitates VOI sales and earns net interest spread
Weighted average interest rate: 15.4%(1)
In-house servicing team
FICO Profiles
12/31/16(2)
9/30/17(4)
Average Annual Default Rate
(1) As of 9/30/17. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) FICO scores for VOI notes receivable outstanding on 12/31/16; excludes obligors with no FICO score.
(3) Weighted-average FICO score for 2016 originations after a 30-day, “same as cash” period from the point of sale.
(4) FICO scores for VOI notes receivable outstanding on 9/30/17; excludes obligors with no FICO score.
(5) Weighted-average FICO score for YTD 9/30/17 originations after a 30-day, “same as cash” period from the point of sale.

Bluegreen Vacations
Adjusted EBITDA Reconciliation

The following tables present Bluegreen's Adj. EBITDA, defined below, for the nine months ended September 30, 2017 and 2016, last twelve months ended September 30, 2017, and twelve months ended December 31, 2016 and 2015, as well as a reconciliation to net income (in thousands):

($ in millions)	Year ending December 31,		LTM	9 mos. ended Sept. 30,	
	2015	2016	9/30/2017	2016	2017
Net income	$70	$75	$85	$49	$59
Net income attributable to Bluegreen/Big Cedar Vacations	12	10	13	7	9
Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations	(11)	(10)	(12)	(7)	(9)
Loss (gain) on assets held for sale	0	(1)	(1)	(0)	0
Plus: depreciation	9	10	9	7	7
Less: interest income (corporate and other)	(6)	(8)	(8)	(6)	(5)
Plus: interest expense (corporate and other)	15	13	13	10	10
Plus: franchise taxes	0	0	0	0	0
Plus: provision for income taxes	42	40	47	31	38
Plus: one-time special bonus	0	10	0	10	0
Plus: restructuring costs	0	0	4	0	4
Total Adjusted EBITDA [1]	**$132**	**$138**	**$149**	**$102**	**$113**

EBITDA is defined as earnings, or income before income taxes, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen's receivable-backed notes payable), franchise taxes, and depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen's VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen's business.

Adjusted EBITDA is defined as EBITDA Adjusted for amounts attributable to noncontrolling interest in Bluegreen/Big Cedar Vacations (in which Bluegreen has a 51% equity interest) and items that the Company believes are not representative of ongoing operating results.

The Company considers Bluegreen's EBITDA and Adjusted EBITDA to be an indicator of Bluegreen's operating performance, and it is used to measure Bluegreen's ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company's capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.

The Company considers Adjusted EBITDA to be a useful supplemental measure of Bluegreen's operating performance that facilitates the comparability of historical financial periods.

EBITDA and Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company's financial performance.

BBX Capital

57

Bluegreen Vacations
Free Cash Flow Detail (1)

($ in millions)

	Year Ending December 31, 2015	Year Ending December 31, 2016	LTM 9/30/2017	9 Mos. Ended Sept. 30, 2016	9 Mos. Ended Sept. 30, 2017
Net Income Before Non-Controlling Interest	$82	$85	$97	$56	$68
Change in Notes Receivable	($33)	($59)	($44)	($46)	($31)
Change in Inventory	($25)	($18)	($42)	($7)	($31)
Plus: Income Tax Provision	$42	$40	$47	$31	$38
Less: Income Tax Payments	($26)	($27)	($47)	($21)	($41)
Change in Other Working Capital items	($14)	$35	($3)	$25	($13)
Other Operating Cash Flow items	$55	$56	$53	$48	$44
Net Cash Provided by Operating Activities	$81	$112	$61	$86	$34
Sales office expansion, IT and other PP&E, net	($9)	($7)	($10)	($7)	($10)
Free Cash Flow	$72	$105	$51	$79	$24

Inventory Spend Detail:

	Year Ending December 31, 2015	Year Ending December 31, 2016	LTM 9/30/2017	9 Mos. Ended Sept. 30, 2016	9 Mos. Ended Sept. 30, 2017
Capital-Efficient Inventory:					
Secondary Market	($10)	($7)	($13)	($4)	($10)
Just-in-Time	($7)	($11)	($16)	($6)	($11)
Developed Inventory:					
Inventory Development - Big Cedar Joint Venture	($31)	($18)	($27)	($10)	($19)
Inventory Development - Other	$0	($9)	($5)	($6)	($2)
Total Inventory Spending	($48)	($45)	($61)	($26)	($42)
Total Inventory Spending	($48)	($45)	($61)	($26)	($42)
Cost of Sales	$23	$27	$19	$19	$11
Change in Inventory	($25)	($18)	($42)	($7)	($31)

BBX Capital

(1) Free cash flow is a non-GAAP financial measure, and excludes an $80 million loan to a related party.

58

Bluegreen Vacations
In-Store Vacation Package Sales Innovation
Bass Pro Outdoor Traveler Kiosk
Virtual Reality Enabled Store-in-Store
*Example
*Currently in two test locations

BBX Capital
Reconciliation of Income before taxes to Adjusted EBITDA
($’s in thousands)
2016 LTM 9/30/17 Income before taxes $ 78,036 98,465
Add/(Less):
Interest income (other than interest earned on VOI notes receivable) (4,399) (3,639) Interest expense 36,037 35,292 Interest expense on receivable-backed debt (18,348) (17,501) Franchise taxes 186 225 Depreciation and amortization 12,989 15,119
EBITDA $ 104,501 127,961
EBITDA attributable to non-controlling interests (9,825) (12,837) Loss (gain) on assets held-for-sale (1,423) (1,342) Foreign Exchange (gain) loss (219) 418 Restructuring cost - 4,165 One-time special bonus 10,000 -
Adjusted EBITDA $ 103,034 118,366
EBITDA is defined as earnings, or income before income taxes, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen’s receivable-backed notes payable), franchise taxes, and depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen’s VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen’s business.
Adjusted EBITDA is defined as EBITDA Adjusted for amounts attributable to noncontrolling interest in Bluegreen/Big Cedar Vacations (in which Bluegreen has a 51% equity interest) and items that the Company believes are not representative of ongoing operating results.
The Company considers EBITDA and Adjusted EBITDA to be an indicator of its operating performance, and it is used to measure its and its subsidiaries ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.
The Company considers Adjusted EBITDA to be a useful supplemental measure of Renin’s operating performance that facilitates the comparability of historical financial periods.
Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company’s financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company’s computation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.

Renin Holdings

Reconciliation of income before taxes to Adjusted EBITDA

(in thousands)

		2014	2015	2016	LTM 9/30/17
Income before taxes	**$**	**(2,044)**	**(2,058)**	**857**	**1,460**
Add:					
Interest expense		551	309	313	447
Depreciation and Amortization		602	643	901	1,573
Foreign exchange (gain) loss		715	1,038	(219)	418
Adjusted EBITDA	**$**	**(176)**	**(68)**	**1,852**	**3,898**

Adjusted EBITDA is defined as earnings, or income before income taxes, interest expense depreciation and amortization, and foreign exchange (gains) and losses. The Company considers Renin's Adjusted EBITDA to be an indicator of Renin's operating performance, and it is used to measure Renin's ability to service debt, fund capital expenditures and expand its business.

Adjusted EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company's capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. Adjusted EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Also, Adjusted EBITDA excludes foreign exchange as exchange rates may vary significantly among companies. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.

The Company considers Adjusted EBITDA to be a useful supplemental measure of its operating performance that facilitates the comparability of historical financial periods.

Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company's financial performance.

BBX Capital

61

Thank You
Christmas Mountain VillageTM
WISCONSIN DELLS, WISCONSIN